Sanara MedTech

Nasdaq: SMTI

March 3, 2026

Sanara MedTech
Evidence Based Healing

Disclaimers

This presentation contains forward-looking statements that discuss expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Sanara MedTech Inc. (the "Company," "Sanara," "we," "our" or "us"). All statements other than statements of historical fact contained herein are forward-looking statements. These statements may be identified by terms such as "aims," "anticipates," "believes," "contemplates," "continue," "could," "estimates," "expect," "forecast," "guidance," "intend," "may," "plan," "possible," "potential," "predicts," "preliminary," "projects," "seeks," "should," "targets," "will," or "would," or the negatives of these terms, variations of these terms or other similar expressions. These forward-looking statements include statements regarding the Company's expected net revenue for the fourth quarter and full fiscal year ended December 31, 2025, the Company's expected cash balance as of December 31, 2025, the Company's ability to expand its salesforce and distribution partners, the Company's ability to improve its operating efficiency, the timing and commercial launch of OsStic™, the Company's business strategy, mission and outlook, the Company's ability to refinance its existing loan with CRG, the development of new products, the timing of commercialization of the Company's products and the regulatory approval process. These items involve risks, contingencies and uncertainties such as the Company's ability to build out its executive team, the Company's ability to identify and effectively utilize the net proceeds of the CRG term loan to support the Company's growth initiatives, the development and process for obtaining regulatory approval for new products, the extent of product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, tariffs, the ability to consummate and integrate acquisitions, and other risks, contingencies and uncertainties detailed in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q as well as other documents the Company files with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's website at https://www.sec.gov. Forward-looking statements contained in this presentation are made as of the date this presentation is first published, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable securities laws.

The Company's independent registered public accounting firm has not completed its procedures with respect to the preliminary financial information or its audit of our financial statements for the year ended December 31, 2025. Actual results may differ from these estimates as a result of the completion of our audit and other developments that may arise between now and the time our financial results for the fourth quarter and fiscal year are finalized.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

The trademarks and service marks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

CAUTION: This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the U.S. Food and Drug Administration. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated.

Growth-Oriented Technologies in the Operating Room

Sanara MedTech

A medical technology company with innovative products focused on the treatment of surgical wounds in the operating room setting

51%
7-Year Net Revenue CAGR[1]

$102M
TTM[2] Net Revenue

>4,000
Contracted Hospitals[2]

$16M
TTM Adjusted EBITDA[2,3]

$1.6M
TTM Net Income from Continuing Operations[2]

$183M
Market Cap[4]

1. FY25E is based on the midpoint of the preliminary revenue range provided via press release on 1/23/26; see slide 12 for a detailed summary
2. As of 9/30/25; "TTM" = "Trailing Twelve Months"
3. Adjusted EBITDA is a non-GAAP financial measure. See the discussion and reconciliation in the appendix for additional information
4. Market cap based on common shares outstanding of 8.9M as of 11/11/15 multiplied by the share price of $20.44 as of market close on 2/27/26

Investment Highlights

- Multi-year history of high revenue growth in the surgical OR setting, with commercial scale
- Entering 2026 as a ‘pure play’ surgical business with a compelling margin profile and not subject to reimbursement risk
- Key technologies represent differentiated solutions, advancing the treatment of surgical wounds
- Targeting a multi-billion-dollar TAM with improved clinical outcomes and reduced overall costs
- Proven commercial strategy and scalable model to drive strong, profitable growth
- Demonstrated track record of generating cash flow from operations

Consistent High Growth in the Surgical Market

Net Revenue in millions $



7-Yr Net Revenue CAGR: 51%
$5.8
$11.8
$15.6
$24.1
$45.8
$65.0
$86.7
$102.9
2018
2019
2020
2021
2022
2023
2024
2025E(1)

(1) FY25E is based on the midpoint of the preliminary revenue range provided via press release on 1/23/26; see slide 12 for a detailed summary.

A New Chapter as a 'Pure-Play' Surgical Business

Sanara MedTech

Sanara MedTech: Pre-2026

- Focused on multiple sites of care
- Multiple segments, with a capital-intensive, pre-revenue business (THP)
- Mix of surgical and post-acute wound care technologies
- Multiple licensing ventures

Sanara MedTech: 2026 and Beyond

- Singular focus on the surgical operating room
- Single business segment
- Three key surgical technologies
- Compelling margin profile

Entering 2026 as a focused, 'pure play' surgical business with a strong financial profile

Key Surgical Technologies
Targeting Large Addressable Market Opportunities

Focused on surgical technologies in high-margin categories where we can achieve and sustain market leadership in the treatment of surgical wounds

Hydrolyzed Collagen Technology



CellerateRX® Surgical Powder

Unique hydrolyzed collagen in the operating room

TAM: $3.6B[1]

Antimicrobial Irrigation Technology


BIASURGE

BIASURGE® Advanced Surgical Solution

Only no-rinse antimicrobial surgical irrigation solution that eliminates >6 logs of bacteria on tissue and implants

TAM: $1.6B[2]

BioAdhesive Bone Fixation Technology



OsStic™ BioAdhesive Advanced Bone Fixation

Launch Expected: 1Q27

Targeting Periarticular Fractures (>100,000 US procedures annually)[3]

1. *Definitive Healthcare Database (2025)*
2. *LSI Procedural Data (2025)*
3. *IQVIA data*

Surgical Portfolio
Engineered for Growth

Sanara MedTech

Key Surgical Technologies


Cellerate

CellerateRX® Surgical Powder

- Unique **hydrolyzed** collagen in the OR; market leader
- >20 published clinical studies
- Contracted on most national GPOs and IDNs


BIASURGE

BIASURGE® Advanced Surgical Solution

- Only **no-rinse** antimicrobial surgical irrigation solution that eliminates ≥6 logs of bacteria on tissue and implants
- Recently awarded Vizient contract; unlocks 1,800 potential new facilities



OsStic™ BioAdhesive Advanced Bone Fixation

- Expected to be the **first** synthetic, injectable bone bioadhesive in the U.S. following FDA approval
- New product category
- FDA 'Breakthrough Device' designated product

Additional Surgical Products

PORCINE SIS TECHNOLOGY
- FORTIFY TRG® Tissue Repair Graft
- FORTIFY FLOWABLE® Extracellular Matrix

AMNIOTIC MEMBRANE
- TEXAGEN® AMNIOTIC MEMBRANE ALLOGRAFT

ORTHOBIOLOGICS
- ACTIGEN® Verified Inductive Bone Matrix
- BiFORM® Bioactive Moldable Matrix
- ALLOCYTE®+ Advanced Viable Bone Matrix

OsStic™ Technology is currently under development and has received Breakthrough Device Designation from the FDA. The product is not cleared or released for commercial use.

Clinical Evidence

Key Products Supported by Expanding Portfolio of Peer-Reviewed Studies[1]

Sanara MedTech



Pre-Clinical

Advances in Wound Care

Hydrolyzed Collagen Powder Dressing Improves Wound Inflammation, Perfusion, and Breaking Strength of Repaired Tissue.



Multispecialty

Journal of Surgery

Activated Collagen Powder Significantly Reduces Surgical Site Infections in Patients Undergoing Elective Surgery.



Orthopedics

Annals of Case Reports

The Application of Hydrolyzed Collagen Powder for Prevention of Incisional Wound Complications in Morbidly Obese Patients Undergoing Direct Anterior Approach to Total Hip Arthroplasty: A Clinical Case Series



Orthopedics

The Effects of Platelet-Rich Plasma and Activated Collagen on Wound Healing in Primary Total Joint Arthroplasty.



Spine

JSM Neurosurgery and Spine

The Use of Sterile Bovine Type 1 Hydrolyzed Collagen to Support Surgical Wound Management: A Case Series.



JSM Neurosurgery and Spine

Retrospective Study to Evaluate the Use of Type1 Bovine Hydrolyzed Collagen to Support Surgical Wound Healing After Spinal Surgery.



JSM Neurosurgery and Spine

Operative Closure Technique Utilizing Bovine Collagen Fragments in a Prospective Analysis of 102 Consecutive Neurosurgery Patients.



Surgical Oncology

Annals of Case Reports

A Novel Approach to Vulvectomy Care: The Role of Hydrolyzed Collagen Surgical Powder

1. *The unapproved use(s) of the medical products has not been reviewed by FDA and the safety and effectiveness of the medical device for the unapproved use(s) has not been established.*

Sales and Distribution Network

Proven, Efficient Model Built for Scale

Sales & Distribution Overview[1]

40
Field Sales Representatives

>400
Distributor Agreements

>4,000
Hospitals Contracted / Approved

>1,400
Hospital Customers

Heat Map of Distributor Agreements[1]


0
24

1. As of 9/30/25.

Key Drivers To Grow and Scale Surgical Portfolio



Capitalize on Contracted Hospital Opportunity

- Add new hospital customers from the 4,000+ facilities where our products are contracted / approved
- Increase facility contracts / approvals



Increase Number of Surgeons within Active Hospitals

- Add new surgeon users within the 1,400+ facilities we currently serve
- Target surgeons in ortho, spine, and other key surgical specialties



Develop and Expand Distributor Network

- Train and partner with existing distributors to optimize their productivity
- Identify and selectively engage new distributors



Introduce New Products

- Line extensions from existing technologies
- OsStic™ BioAdhesive Advanced Bone Fixation launch anticipated 1Q27

FY25 Preliminary Financials & FY26 Guidance

2025

FY25 Preliminary Results

- Net revenue: $102.7 to $103.2 million
- Increase of 19% y/y[2]

- Cash: $16.6 million[1]
- Long-term debt: $46.0 million[1]

2026

FY26 Revenue Guidance

- Net revenue: $116 to $121 million
- Increase of ~13% to 17% y/y[2]

1. As of 12/31/25
2. Compared to the midpoint of the expected range for FY25

2026 Priorities

- Drive strong sales growth through expansion of internal salesforce and distributor partners
- Activate Vizient contract and expand BIASURGE ® access to ~1,800 newly contracted facilities
- R&D product enhancement projects
- Clinical research investment across all three key surgical technologies
- Continue to strengthen patent protection
- Prepare for commercialization of OsStic™ BioAdhesive Advanced Bone Fixation
- Maintain strong financial profile and category ownership

Appendix

Sanara MedTech
Evidence Based Healing

CellerateRX® Surgical Powder

Sanara MedTech


Cellerate
ACTIVATED COLLAGEN
Medical Hydrolysate of Type I
Collagen Wound Dressing
STERILE

A unique <u>hydrolyzed</u> collagen in the operating room

- Indicated for the management of acute and chronic wounds
- Hydrolyzed – collagen fragments do not have to be broken down by the body before use
- Supported by >20 published clinical studies
- >4,000 approved / contracted hospitals
- Contracted on most national GPOs and IDNs

BIASURGE® Advanced Surgical Solution


WARNING: NOT FOR IV USE
WARNING: NOT FOR INJECTION
BIASURGE

A <u>no-rinse</u> antimicrobial surgical irrigation solution

- Indicated for use in mechanical cleansing and removal of debris, including microorganisms, from surgical wounds
- Eliminates >6 logs of bacteria microbes through mechanical cleansing
- Supported by pre-clinical data, with human studies underway
- **Vizient Innovative Technology Contract awarded January, 2026 – unlocks access to 1,800 potential member facilities, the largest GPO network in the U.S**.

OsStic™ BioAdhesive Advanced Bone Fixation

Sanara MedTech



Expected to be the <u>first</u> synthetic injectable bone bioadhesive in the U.S.

- FDA Breakthrough Device Designation received
- Exclusive U.S. marketing, sales, and distribution rights secured January 2025
- Targets >100,000 periarticular fractures annually – large, underpenetrated patient population with no adequate existing solution
- Q1 2027 commercial launch anticipated following FDA 510(k) clearance

OsStic™ BioAdhesive
ADVANCED BONE FIXATION

Non-GAAP Financial Measures

To supplement the Company's financial information presented in accordance with generally accepted accounting principles in the United States ("GAAP"), we present certain non-GAAP financial measures in this presentation, including Adjusted EBITDA. The Company's management uses these non-GAAP financial measures, both internally and externally, to assess and communicate the financial performance of the Company. The Company defines Adjusted EBITDA as net income (loss) from continuing operations excluding interest expense/income, provision/benefit for income taxes, depreciation and amortization, non-cash share-based compensation expense, change in fair value of earnout liabilities, share of losses from equity method investments, executive separation costs, legal and diligence expenses related to acquisitions, and gains/losses on the disposal of property and equipment, as each is applicable to the periods presented.

The Company believes Adjusted EBITDA is useful to investors because it facilitates comparisons of the Company's core business operations across periods on a consistent basis. Accordingly, the Company adjusts certain items, such as change in fair value of earnout liabilities, when calculating Adjusted EBITDA because the Company believes that such items are not related to the Company's core business operations.

The Company's non-GAAP financial measures are not in accordance with, nor an alternative for, measures conforming to GAAP and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company continues to provide all information required by GAAP, but it believes that evaluating its ongoing operating results may not be as useful if an investor or other user is limited to reviewing only GAAP financial measures. The Company does not, nor does it suggest that investors should consider these non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Material limitations associated with the use of such measures include that they do not reflect all costs included in operating expenses and may not be comparable with similarly named financial measures of other companies. Furthermore, these non-GAAP financial measures are based on subjective determinations of management regarding the nature and classification of events and circumstances. The Company presents these non-GAAP financial measures to provide investors with information to evaluate the Company's operating results in a manner similar to how management evaluates business performance. To compensate for any limitations in such non-GAAP financial measures, management believes that it is useful in understanding and analyzing the results of the business to review both GAAP information and the related non-GAAP financial measures. Whenever the Company uses a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure. Investors are encouraged to review and consider these reconciliations.

Reconciliation of Net income (loss) from continuing operations to Adjusted EBITDA (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2025	2024	2025	2024
Net income (loss) from continuing operations	$ 834,493	$ (180,488)	$ 714,186	$ (2,872,286)
Adjustments:				
Interest expense	1,818,105	927,577	4,926,765	1,839,259
Depreciation and amortization	610,899	696,888	1,993,477	2,093,797
Noncash share-based compensation	1,164,070	1,003,599	3,618,437	2,803,536
Change in fair value of earnout liabilities	-	-	-	(14,451)
Share of losses from equity method investments	288,642	31,448	627,732	31,448
Gain on disposal of property and equipment	-	-	(10,932)	-
Interest income	-	-	(3,672)	-
Executive separation costs (1)	172,048	59,685	432,323	964,466
Acquisition costs (2)	20,000	24,812	24,826	249,901
Adjusted EBITDA	**$ 4,908,257**	**$ 2,563,521**	**$ 12,323,142**	**$ 5,095,670**

(1) Includes $41,948 and zero of share-based compensation related to executive separation costs for the three months ended September 30, 2025 and 2024, respectively, and $172,122 and $328,795 of share-based compensation related to executive separation costs for the nine months ended September 30, 2025 and 2024, respectively.

(2) Acquisition costs include legal, tax, accounting and other contract services related to prospective acquisitions.

Reconciliation of Net income (loss) from continuing operations to Adjusted EBITDA

	Trailing Twelve Months Ended September 30,	
	2025	2024
Net income (loss) from continuing operations	$ 1,648,890	$ (3,613,096)
Adjustments:		
Interest expense	6,215,901	2,126,742
Depreciation and amortization	2,685,509	2,781,476
Noncash share-based compensation	4,783,909	3,581,530
Change in fair value of earnout liabilities	-	73,127
Share of losses from equity method investments	686,291	31,448
Gain on disposal of property and equipment	(10,932)	-
Interest income	(25,650)	-
Executive separation costs [1]	432,323	964,466
Acquisition costs [2]	(40,046)	673,414
Adjusted EBITDA	**$ 16,376,195**	**$ 6,619,107**

1) Includes $172,122 and $328,795 of share-based compensation related to executive separation costs for the TTM ended September 30, 2025 and 2024, respectively.

2) Acquisition costs include legal, tax, accounting and other contract services related to prospective acquisitions.

Consolidated results of operations (reflecting our surgical business) for the periods indicated below (Unaudited)

Sanara MedTech

	2025				2024					2023				
	Q1	Q2	Q3	YTD[1]	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Net Revenue	$23,434,096	$25,804,252	$26,333,819	$75,572,167	$18,536,638	$20,158,823	$21,671,599	$26,305,365	$86,672,425	$15,519,187	$15,753,164	$16,024,948	$17,689,813	$64,987,112
Cost of goods sold	1,834,967	1,937,282	1,874,214	5,646,463	1,890,046	2,008,686	1,991,987	2,249,182	8,139,901	2,116,694	2,187,516	1,751,349	1,788,162	7,843,721
Gross profit	21,599,129	23,866,970	24,459,605	69,925,704	16,646,592	18,150,137	19,679,612	24,056,183	78,532,524	13,402,493	13,565,648	14,273,599	15,901,651	57,143,391
Operating expenses														
Selling, general and administrative[2]	19,129,208	19,634,319	19,877,875	58,641,402	15,683,039	18,349,924	17,420,347	20,220,332	71,673,642	12,467,395	13,301,230	13,460,404	15,597,823	54,826,852
Research and development	950,359	1,056,796	1,029,591	3,036,746	578,981	582,443	783,840	883,399	2,828,663	235,236	208,727	225,886	232,933	902,782
Depreciation and amortization[3]	694,032	688,546	610,899	1,993,477	698,502	698,407	696,888	692,032	2,785,829	372,020	396,597	590,563	687,679	2,046,859
Change in fair value of earnout liabilities	-	-	-	-	(103,781)	89,330	-	-	(14,451)	(191,127)	(436,004)	(758,783)	87,578	(1,298,336)
Total operating expenses	20,773,599	21,379,661	21,518,365	63,671,625	16,856,741	19,720,104	18,901,075	21,795,763	77,273,683	12,883,524	13,470,550	13,518,070	16,606,013	56,478,157
Operating income (loss)	825,530	2,487,309	2,941,240	6,254,079	(210,149)	(1,569,967)	778,537	2,260,420	1,258,841	518,969	95,098	755,529	(704,362)	665,234
Other income (expense)														
Interest expense	(1,317,092)	(1,791,568)	(1,818,105)	(4,926,765)	(267,336)	(644,346)	(927,577)	(1,289,136)	(3,128,395)	(6)	-	(188,294)	(287,483)	(475,783)
Share of losses from equity method investments	(143,608)	(195,482)	(288,642)	(627,732)	-	-	(31,448)	(58,559)	(90,007)	-	-	-	-	-
Interest income	3,672	-	-	3,672	-	-	-	21,978	21,978	-	-	-	-	-
Gain on disposal of property and equipment	10,932	-	-	10,932	-	-	-	-	-	-	-	-	-	-
Gain on disposal of investment	-	-	-	-	-	-	-	-	-	-	-	-	251,034	251,034
Total other income (expense)	(1,446,096)	(1,987,050)	(2,106,747)	(5,539,893)	(267,336)	(644,346)	(959,025)	(1,325,717)	(3,196,424)	(6)	-	(188,294)	(36,449)	(224,749)
Net income (loss) from continuing operations	$ (620,566)	$ 500,259	$ 834,493	$ 714,186	$ (477,485)	$ (2,214,313)	$ (180,488)	$ 934,703	$ (1,937,583)	$ 518,963	$ 95,098	$ 567,235	$ (740,811)	$ 440,485

(1) Represents the nine months ended 9/30/25.

(2) Selling, general and administrative expense of $90,293 was reclassified and is now reflected as discontinued operations in the first quarter of 2024.

(3) Depreciation expense of $5,461 and $7,021 was reclassified in the first and second quarters of 2025, respectively, and is therefore not reflected as discontinued operations.

Reconciliation of Net income (loss) from continuing operations to Adjusted EBITDA for the periods indicated below (Unaudited)

	2025				2024					2023				
	Q1	Q2	Q3	YTD(1)	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Net income (loss) from continuing operations	$ (620,566)	$ 500,259	$ 834,493	$ 714,186	$ (477,485)	$(2,214,313)	$ (180,488)	$ 934,703	$(1,937,583)	$ 518,963	$ 95,098	$ 567,235	$ (740,811)	$ 440,485
Adjustments:														
Interest expense	1,317,092	1,791,568	1,818,105	4,926,765	267,336	644,346	927,577	1,289,136	3,128,395	6	-	188,294	287,483	475,783
Depreciation and amortization(2)	694,032	688,546	610,899	1,993,477	698,502	698,407	696,888	692,032	2,785,829	372,020	396,597	590,563	687,679	2,046,859
Noncash share-based compensation	1,175,496	1,278,871	1,164,070	3,618,437	753,616	1,046,321	1,003,599	1,165,472	3,969,008	545,214	1,064,516	813,606	777,994	3,201,330
Change in fair value of earnout liabilities	-	-	-	-	(103,781)	89,330	-	-	(14,451)	(191,127)	(436,004)	(758,783)	87,578	(1,298,336)
Share of losses from equity method investments	143,608	195,482	288,642	627,732	-	-	31,448	58,559	90,007	-	-	-	-	-
Gain on disposal of property and equipment	(10,932)	-	-	(10,932)	-	-	-	-	-	-	-	-	-	-
Interest income	(3,672)	-	-	(3,672)	-	-	-	(21,978)	(21,978)	-	-	-	-	-
Executive separation costs(3)	-	260,275	172,048	432,323	-	904,781	59,685	-	964,466	-	-	-	-	-
Acquisition costs (4)	-	4,826	20,000	24,826	-	225,089	24,812	(64,872)	185,029	-	-	-	423,513	423,513
Adjusted EBITDA	**$2,695,058**	**$4,719,827**	**$4,908,257**	**$12,323,142**	**$1,138,188**	**$ 1,393,961**	**$2,563,521**	**$4,053,052**	**$ 9,148,722**	**$1,245,076**	**$1,120,207**	**$1,400,915**	**$1,523,436**	**$ 5,289,634**

(1) Represents nine months ended 9/30/25.
(2) Depreciation expense of $5,461 and $7,021 was reclassified in the first and second quarters of 2025, respectively, and is therefore not reflected as discontinued operations.
(3) Includes share-based compensation related to executive separation costs.
(4) Acquisition costs include legal, tax, accounting and other contract services related to prospective acquisitions.